EXHIBIT E

PROMISSORY NOTE

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    Principal        Loan Date      Maturity      Loan No.    Call / Coll     Account     Officer     Initials
  $3,600,000.00     01-23-2004     10-23-2004     2165294      RC6 / D13
----------------- -------------- -------------- ----------- --------------- ----------- ----------- ------------

        References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing***** has been omitted due to text length limitations.

Borrower:         Stephen P Glennon (SSN: ###-##-####)      Lender: ____________________Bank
                  720 Milton Road
                  Rye, NY 10580
___________________________________________________________________________________________________________________________
Principal Amount:      $3,600,000.00                 Initial Rate:   7.750%                  Date of Note: January 23, 2004

PROMISE TO PAY. I (“Borrower”) promise to pay to ____________________ BANK (“Lender”), or order, in lawful money of the United States of America, the principal amount of Three Million Six Hundred Thousand and 00/100 Dollars ($3,600,000.00) together with interest on the unpaid principal balance from JANUARY 23, 2004, until paid in full.

PAYMENT. I will pay this loan in one principal payment of $3,600,000.00 plus interest on OCTOBER 23, 2004. This payment due on October 23, 2004, will be for all principal and all accrued interest not yet paid. In addition, I will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning FEBRUARY 23, 2004, with all subsequent interest payments to be due on the same day of each month after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any unpaid collection costs and then to any late charges. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. I will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this NOTE is subject to change from time to time based on changed in an independent index, which is the Wall Street Journal Prime Rate (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to me. Lender will tell me the current Index rate upon my request. The interest rate change will not occur more often than each day. I understand that Lender may make loans based on other rates as well. The Index currently is 4.000% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be a rate of 1.000 percentage point over the index, adjusted if necessary for any minimum rate limitations described below, resulting in an initial rate of 7.750% per annum. Notwithstanding the foregoing, the variable interest rate or rates provided for in this Note will be subject to the following minimum and maximum rates. NOTICE: Under no circumstances will the interest rate on this Note be less than 7.750% per annum or more than the maximum rate allowed by applicable law. Unless waived by Lender, any increase rate will increase the amounts of my interest payments.

PREPAYMENT. I agree that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be refunded to me upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, I may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve me of my obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. I agree not to send Lender payments marked "paid in full", "without recourse", or similar language. If I send such a payment, Lender may accept it without losing any of Lender's rights under this Note, and I will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicated that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
BANK, ________________

LATE CHARGE. If a payment is 16 days or more late, I will be charged 5.000% of the regularly scheduled payment or $50.00, whichever is less.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 26.000% per annum. The interest rate will not exceed the maximum rate permitted by applicable law.
DEFAULT. I will be in default under this Note if any of the following happen:

Payment Default. I fail to make any payment when due under this Note.

Break Other Promises. I break any promise made to Lender or fail to perform promptly at this time and strictly in the manner provided in this Note or in any agreement related to this Note, or in any other agreement or loan I have with Lender.

False Statements. Any representation or statement made or furnished to Lender by me or on my behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished.

Death or Insolvency. Any Borrower dies or becomes insolvent; a receiver is appointed for any part of my property; I make an assignment for the benefit of creditors; or any proceeding is commenced either by me or against me under any bankruptcy or insolvency laws.

Taking of the Property. Any creditor or governmental agency tries to take any of the property or any other of my property in which Lender has a lien. This includes taking of, garnishing of or levying on my accounts with Lender. However, if I dispute in good faith whether the claim on which the taking of the property is based is valid or reasonable, and if I give Lender written notice of the claim and furnish Lender with monies or a surety bond satisfactory to Lender to satisfy the claim, then this default provision will not apply.

Defective Collateralization. This Note or any of the related documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Collateral Damage or Loss. Any collateral securing this Note is lost, stolen, substantially damaged or destroyed and the loss, theft, substantial damage or destruction is not covered by insurance.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and in doing so, cure any Event of Default.

Insecurity. Lender is good faith believes itself insecure.

Cure Provisions. If any default, other than a default in payment or failure to satisfy Lender’s requirement in the insufficient Market Value of Securities section is curable and if I have not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) it I, after receiving written notice from Lender demanding cure of such default: (1) cure the default within twenty (20) days; or (2) if the cure requires more than twenty (20) days, immediately initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

PROMISSORY NOTE
Loan No. 2165294	(Continued)	Page 2

LENDERS’S RIGHTS. Upon default, subject to my rights to cure under Missouri law, if any, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then I will pay that amount.

ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if I do not pay. I will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses whether or not there is a lawsuit, including attorneys’ fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, I also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This note will be governed by and interpreted in accordance with federal law and the laws of the State of Missouri. This Note has been accepted by Lender in the State of Missouri.

CHOICE OF VENUE. If there is a lawsuit, I agree upon Lender’s request to submit to the jurisdiction of the courts of Jackson County, State of Missouri.

DISHONORED ITEM FEE. I will pay a fee to Lender of $20.00 if I make a payment on my loan and the check or preauthorized charge with which I pay is later dishonored.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in al my accounts with Lender (whether checking, savings, or some other account). This includes all accounts I hold jointly with someone else and all accounts I may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. I authorize Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect lender’s charge and setoff rights provided in the paragraph.

COLLATERAL. I acknowledge this Note is secured by the following collateral described in the security instrument listed herein, all the terms and conditions of which are hereby incorporated and make a part of this Note: securities or investment property described in a Consumer Pledge Agreement dated January 23, 2004.

ADDITIONAL PROVISION. At the present time that stick is valued at $7.00 per share, but if at any time the value falls below $7,500,000.00 ($6.00 per share based on current outstanding shares), the borrower agrees to pledge additional collateral in order to cover any shortfall.

ADDITIONAL PROVISION. Borrower has agreed to deposit _____ with ______ Bank. The account will be used to pay interest over the life of the loan.

ADDITIONAL PROVISION. The borrower will have sixty (60) days to cure any default.

SUCCESSOR INTERESTS. The terms of this note shall be binding upon me, and upon my heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISION. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. I and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as a maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or prefect Lender’s security interest in the collateral. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are join and several. This means that if more than one person signs this Note and Lender brings a lawsuit, Lender may sue any one or more of us.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE TO PROTECT YOU (I (S) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE NAD EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

PRIOR SIGNING THIS NOTE, I READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. I AGREE TO THE TERMS OF THE NOTE.

I ACKNOWLEDGE RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

X     COPY
    Stephen P. Glennon

CONSUMER PLEDGE AGREEMENT

----------------- -------------- -------------- ----------- --------------- ----------- ----------- ------------
    Principal        Loan Date      Maturity      Loan No.    Call / Coll     Account     Officer     Initials
  $3,600,000.00     01-23-2004     10-23-2004     2165294      RC6 / D13
----------------- -------------- -------------- ----------- --------------- ----------- ----------- ------------

        References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing***** has been omitted due to text length limitations.

Grantor:      Stephen P Glennon (SSN: ###-##-####)        Lender: ____________________________BANK
              720 Milton Road
              Rye, NY 10580

THIS CONSUMER PLEDGE AGREEMENT dated January 23, 2004, is entered into between STEPHEN P. GLENNON (referred to below as "I") and _______________________________ BANK (referred to below as "Lender").

GRANT OF SECURITY INTEREST. To secure the indebtedness described below (including all obligations under the Note and this Agreement), I grant to Lender a security interest in all of the Property described below. I understand that the following statements set forth my responsibilities, as well as Lender’s rights concerning the Property. I agree as follows:

PROPERTY DESCRIPTION. The word “Property” as used in this Agreement means all of my property (however owned if more than one), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether existing now or later and whether tangible or intangible in character, including without limitation each and all of the following:

1,250,000 Shares of Wilshire Financial Services Group, Inc. Stock

In addition, the word “Property” includes all of my property (however owned), in the possession of Lender (or in the possession of a third party subject to the control of Lender), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

A.	All property to which Lender acquires title or documents of Title.
B.	All property assigned to Lender.
C.	All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, and all other instruments and evidences of an obligation.
D.	All records relating to any of the property described in this Property section, whether in the form of a writing, microfilm, microfiche, or electronic media.
All Income and Proceeds from the Property as defined herein.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all my accounts with Lender (whether checking, savings, or some other account). This includes all accounts I hold jointly with someone else and all accounts I may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. I authorized Lender, to the extend permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

REPRESENTATIONS AND PROMISES WITH RESPECT TO GRANTOR. I represent and promise to Lender that my correct legal name and address is: Stephen P. Glennon, 720 Milton Road, Rye, NY 10580.

REPRESENTATIONS AND PROMISES WITH RESPECT TO THE PROPERTY. I represent and promise to Lender that:

Ownership. I am the lawful owner of the Property. The property is free of all loans, liens, mortgages, and claims of others except for those I have disclosed to lender in writing, and which have been accepted by Lender, prior to my signing of this Agreement.

Right to Pledge. I have the full right, power and authority to enter into this Agreement and to grand a security interest in the Property to Lender.

Delivery of Pledged Property. If I am unable to deliver any portion of the Property to Lender at the time this Agreement is signed, or if I should ever withdraw or obtain temporary possession of any of the Property while this Agreement remains in effect, whether under a trust receipt or otherwise, I agree to immediately delivery to Lender such Property or, alternatives, such substitute or replacement Property that may be then satisfactory to Lender.

No Further Transfer. I have not and will not sell, transfer, mortgage, or otherwise dispose of any of my rights in the Property except as allowed in this Agreement.

No Defaults. There are no defaults existing under the Property, and there are no offsets or counterclaims to the same. I will strictly and promptly do everything required of me under all the terms, conditions, promises, and agreements contained in or relating to the Property.

Validity; Binding Effect. This Agreement is binding upon me and my successors and assigns and is legally enforceable in accordance with its terms.

Financing Statements. I authorize Lender to file a UCC-1 financing statement, or alternatively, a copy of this Agreement to perfect Lender’s security interest. At Lender’s required, I additionally agree to sign all other documents that are necessary to perfect, protect, and continue Lender’s security interest in the Property. I will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. I irrevocably appoint Lender as my attorney-in-fact to execute financing statements and documents of title in my name and to execute all documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If I change my name or address, or the name or address of any person granting a security interest under this Agreement changes, I will promptly notify the Lender of such change.

LENDER’S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE PROPERTY. Lender may hold the Property until all indebtedness has been paid. Thereafter Lender may deliver the Property to me or to any other owner of the Property. Lender will have the following rights in addition to all other rights Lender may have by law:

Maintenance and Protection of Property. Lender may do such things as it thinks necessary or desirable to protect, maintain, insure, store, or care for the Property, including paying of any liens or claims against the Property. This may include such things as hiring other people, such as attorneys, appraisers, or other experts. Lender may charge me for any cost incurred in so doing. When applicable law provides more than one method of perfection of Lender’s security interest, Lender may choose the method(s) to be used. If the Property consists of stock, bonds or other investment property for which no certificate has been issued, I agree, at Lender’s request, either to request issuance of an appropriate certificate or to give instructions on Lender’s forms to the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records Lender’s security interest in the Property.

CONSUMER PLEDGE AGREEMENT
Loan No. 2165294	(Continued)	Page 2

Income and Proceeds from the Property. Lender may receive all Income and Proceeds and add it to the Property held by Lender under this Agreement. If I receive any Income and Proceeds from the Property, and if Lender requires me to do so, I immediately will advise Lender. If Lender requests, I will deliver the Income and Proceeds to Lender immediately upon my receipt in the exact form received. Unless permitted by Lender, I will not mix the Income and Proceeds with any of my accounts or other property, and if required by Lender, I w3ill deliver the Income and Proceeds to Lender whether the Income and Proceeds are an addition to, in discharge of, in substitution of, or in exchange for any of the property.

Application of Cash. Lender, at its option, may apply any cash (whether Included in the Property or received as Income or proceeds of a sale of any of the Property) to the payment of part or all of the indebtedness, whether or not the indebtedness is then due.

Modifying the Indebtedness. Lender may (a) extend time for payment or other performance, (b) grant a renewal or change, or (c) compromise or release any obligation, with any one or more Borrowers, endorsers, or guarantors of the Indebtedness, as Lender deems advisable, without obtaining my prior written consent. No such act or failure to act will affect Lender’s rights against me or the Property.

All Property Secures Indebtedness. All Property will be security for the Indebtedness, whether the Property is located at one or more offices or branches of Lender. This will be the case whether or not the office or branch where I obtained my loan knows about the Property or relies upon the Property as security.
Collection of Property. Lender at Lender’s option may, but need not, collect the Income and Proceeds directly from the Obligors. I authorize and direct the Obligors, if Lender decides to collect the Income and Proceeds, to pay and deliver to Lender all Income and Proceeds from the Property and to accept Lenders receipt for the payments.
Power of Attorney. I appoint Lender as my attorney-in-fact, with full power to act for me. This power of attorney will remain in effect until all Indebtedness is paid in full. Lender, as my attorney-in-fact, may among other things (1) demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Property; (2) execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued as Income and Proceeds or in payment for the Property; (3) settle or compromise any and all claims arising under the Property and, in my placed and name, execute and deliver its release and acquaintance for me; (4) file any claim or claims or take any action or institute or take part in any proceedings , either in Lender’s own name or in my name, or otherwise, which in Lender’s opinion may see to be necessary or advisable; and (5) execute in my name and deliver to the obligors on my behalf, at the time and in the manner specified by the Property, any necessary instruments or documents.

LENDER’S EXPENDITURES. If I fail (A) to keep the Property free of all taxes, liens, security interests, encumbrances, and other claims, (B) to provide any required insurance on the Property, or (C) to make repairs to the Property, then lender may do so. If any action or proceeding is commended that would materially affect Lender’s interests in the Property, then Lender on my behalf may, but is not required to, take any action that Lender believes to be appropriate to protect Lender’s interest. All expenses incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by me. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable Insurance policy; or (2) the remaining term of the Note; or (c) be treated as a balloon payment which will be due and payable at the Note’s maturity. The Agreement also will secure payment of these amounts. The rights provided for in this paragraph shall be in addition to any other rights or any remedies to which Lender may be entitled on account of any default. Any such action by Lender shall not be construed as curing the default so as to bar Lender from any remedy that it otherwise would have had.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender will use ordinary reasonable care in the physical preservation and custody of the Property in Lender’s possession, but will have no other obligation to protect eh Property or it’s value. Lender will not be responsible for (A) collecting or protecting any income from the Property; (B) preserving rights against parties to the property or against third persons; (C) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Property; or (D) informing me about any of these matters, whether or not Lender has or is deemed to have knowledge of such matters. Except as provided above, Lender will have no responsibility or liability whatsoever to me or anyone else for any deterioration or decrease in the value of the Property.

DEFAULT. I will be in default if any of the following happens:

Payment Default. I fail to make any payment w3hen due under the Indebtedness.

Break Other Promises: I break any promise made to Lender or fail to perform promptly at the time and strictly in the manner provided in this Agreement or in any agreement related to this Agreement.

False Statements. Any representation or statement made or furnished to Lender by me or on my behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

Death or Insolvency. I die or become incompetent or insolvent, a receiver is appointed for any part of my property. I make as assignment for the benefit of creditors, or any proceeding is commenced either by me or against me under any bankruptcy or insolvency laws.

Taking of the Property. Any creditor or governmental agency tries to take any of the Property or any other of my property in which Lender has a lien. This includes taking of, garnishing of or levying on my accounts with Lender. However, if I dispute in good faith whether the claim on which the taking of the Property is based is valid or reasonable, and if I give Lender written notice of the claim and furnish Lender with monies or a surety bond satisfactory to Lender to satisfy the claim, then this default provision will not apply.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

Property Damage or Loss. The property is lost, stolen, substantially damaged, sold, borrowed against, levied upon, seized, or attached.

Insecurity. Lender in good faith believes itself insecure.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes Incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

CONSUMER PLEDGE AGREEMENT
Loan No. 2165294	(Continued)	Page 3

Cure Provisions. If any default, other than a default in payment or failure to satisfy Lender’s requirement in the Insufficient market Value of Securities section is curable and if I have not been given a notice of a breach of the same provision of the Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) If I, after receiving written notice from Lender demanding cure of such default: (1) cure the default within twenty (20) days: or (2) if the cure requires more than twenty (20) days, Immediately initiate steps which Lender seems in Lender’s sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If I am in default under this Agreement, Lender may do any or all of the following:

Accelerate Indebtedness. Lender may, subject to any cure and notice provisions required by law, declare all indebtedness immediately due and payable, without notice.

Collect the Property. Collect any of the Property, and, at Lender’s option and to the extent permitted by applicable law, retain possession of the Property while suing on the indebtedness.

Sell the Property. Sell the Property, at Lender’s discretion, as a unit or in parcels, at one or more public or private sales. Unless the Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to me, and other persons as required by law, reasonable notice of the time and place of any public sale, or of the time after which any private sale may be made. I agree that any requirement of reasonable notice is satisfied if Lender mails notice by ordinary mail addressed to me at the last address I have given Lender in writing. I further agree that such notice is sent within a reasonable time if it is sent at least fifteen 915) days in advance of the time of sale or disposition, except as otherwise required by applicable law. If public sale is held, there will be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the country where the Property is located. The notice will set for the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

Rights and Remedies with Respect to Investment Property, Financial Assets and Related Collateral. In addition to other rights and remedies granted under this Agreement and under applicable law, Lender may exercise any or all of the following rights and remedies: 91) register with any issuer or broker or other securities intermediary any of the Property consisting of investment property or financial assets (collectively herein, “investment property”) in Lender’s sole name or in the name of Lender’s broker, agent or nominee; (2) cause any issuer, broker or other securities intermediary to deliver to Lender any of the Property consisting of securities, or investment property capable of being delivered; (3)enter into a control agreement or power of attorney with any issuer or securities intermediary with respect to any Property consisting of investment property, on such terms as Lender may deem appropriate, in its sole discretion, including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by me; (4) execute any such control agreement on my behalf and in my name, and hereby irrevocable appoint Lender as agent and attorney-in-fact, coupled with an interest, for the purpose of executing such control agreement on my behalf; (5) exercise any and all rights of Lender under any such control agreement or power of attorney; (6) exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Property; (7) collect, with or without legal action, and issue receipts concerning any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Property consisting of investment property. Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender’s discretion. Lender shall be authorized to instruct the issuer, broker or other securities intermediary to take or to refrain from taking such actions with respect to the investment property as Lender may instruct, without further notice to or consent by me. Such actions may include without limitation the issuance of entitlement orders, account instructions, general trading or buy or sell orders, transfer and redemption orders, and stop loss orders. Lender shall be further entitled to instruct the issuer, broker, or securities intermediary to sell or to liquidate any investment property, or to pay the cash surrender or account termination value with respect to any and all investment property, and to deliver all such payments and liquidation proceeds to Lender. Any such control agreement shall contain such authorizations as are necessary to place Lender in “control” of such investment collateral, as contemplated under the provisions of the Uniform Commercial Code, and shall fully authorize Lender to issue “entitlement orders” concerning the transfer, redemption, liquidation or disposition of investment collateral, in conformance with the provisions of the Uniform Commercial Code.

Sell Securities. Sell any securities included in the Property in a manner consistent with applicable federal and state securities laws. If, because of restrictions under such laws, Lender is unable, or believes Lender is unable, to sell the securities in an open market transaction, I agree that Lender will have no obligation to delay sale until the securities can be registered. Then Lender may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result in a price that is less favorable than might be obtained in an open market transaction. Such a sale will be considered commercially reasonable. If any securities held as Property are “restricted securities” as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule 144) or the rules of state securities departments under state “Blue Sky” laws, or if I or any other owner of the Property is an affiliate of the issuer of the securities, I agree that neither I, nor any other member of my family, nor any other person signing this Agreement will sell or dispose of any securities of such issuer without obtaining Lender’s prior written consent.

Transfer Title. Transfer title to the Property upon the sale of all or part of the Property. For this purpose, I irrevocably appoint Lender as my attorney-in-fact to execute such endorsements, assignments and instruments in my name as Lender in Lender’s judgment may think to be necessary or reasonable.

Other Rights and Remedies. Exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

Application of Proceeds. Apply any cash which is part of the Property or Income or which is received from the collection or sale of the Property as follows: (a) to reimbursement of Lender’s expenses incurred in connection with costs of securities registration or commissions incurred in connection with a sale, and other costs of sale; (b) to the payment of the indebtedness; and (c any excess funds to be paid to me or to any other Borrower as our interest may appear. I agree, to the extent permitted by law, to pay any deficiency remaining after application of the proceeds of the Property to the indebtedness.

Election of Remedies. All of Lender’s rights and remedies will be cumulative and may be exercised alone or together. An election of Lender to choose any one remedy will not bar Lender from using any other remedy. If Lender decides to spend money or to perform any of my obligations under this Agreement, after my failure to do so, that decision by Lender will not affect Lender’s right to declare me in default and to exercise Lender’s remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of the Agreement.

Amendments and Interpretation. (1) What is written in this Agreement is my entire agreement with Lender concerning the Property. This Agreement may not be changed except by another written agreement between us. (2) If more than one person signs below, our obligations are joint and several. This means that the words “I,” “me,” and “my” mean each and every person or entity signing this Agreement, and that, if Lender brings a lawsuit, Lender may sue any one or more of us. I also understand Lender need not sue Borrower first, and that Borrower need not be joined in any lawsuit. (3) The names given to paragraphs or sections in this Agreement are for convenience purposes only. They are not to be used to interpret or define the provisions of this Agreement. (4) I agree that this Agreement is the best evidence of my agreements with Lender.

CONSUMER PLEDGE AGREEMENT
Loan No. 2165294	(Continued)	Page 4

Attorneys’ Fees; Expenses. I agree to pay all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expenses incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement or to collect the indebtedness, and I shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. I also shall pay all court costs, in addition to all other sums provided by law. This Agreement also secures all of these amounts.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret to define the provisions of this Agreement.

Governing Law. This Agreement will be governed by and interpreted in accordance with federal law and the laws of the State of Missouri, except and only to the extent of procedural matters related to the perfection and enforcement of Lender’s rights and remedies against the Property, which will be governed by the laws of the State of Oregon. However, if there ever is a question about whether any provision of this Agreement is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction which is evidence by the Note and this Agreement has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Missouri.

Choice of Venue. If there is a lawsuit, I agree upon Lender’s request to submit to the jurisdiction of the courts of Jackson County, State of Missouri.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any person may change his or her address for notices under this Agreement by giving formal written notice to the other person or persons, specifying that the purpose of the notice is to change the person's address. For notice purposes, I agree to keep Lender informed at all times of my current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors. It will be my responsibility to tell the others of the notice from Lender.

No Waiver by Lender. I understand Lender will not give up any of Lender’s rights under this Agreement unless Lender does so in writing. The fact that Lender delays or omits to exercise any right will not mean that Lender has given up that right. If Lender does agree in writing to give up one of Lender’s rights, that does not mean I will have to comply with the other provisions of this Agreement. I also understand that if Lender does consent to a request, that does not mean that I will not have to get Lender’s consent again if the situation happens again. I further understand that just because Lender consents to one or more of my requests, that does not mean Lender will be required to consent to any of my future requests. I waive presentment, demand for payment, protest, and notice of dishonor.

Preference Payments. Any monies Lender pays because of an asserted preference claim in my bankruptcy will become a part of the indebtedness and, at Lender’s option, shall be payable by me as provided in this Agreement.

Severability. If a court finds that any provision of this Agreement is not valid or should not be enforced, that fact by itself will not mean that the rest of this Agreement will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Agreement even if a provision of this Agreement may be found to be invalid or unenforceable.

Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of my interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than me, Lender, without notice to me, may deal with my successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing me from the obligations of this Agreement or liability under the indebtedness.

Waiver of Co-Obligor’s Rights. If more than one person is obligated for the indebtedness, I irrevocably waive, disclaim and relinquish all claims against such other person which I have or would otherwise have by virtue of payment of the indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement.

Agreement. The word "Agreement" means this consumer Pledge Agreement, as this Consumer Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Consumer Pledge Agreement from time to time.

Borrower. The word "Borrower" means Stephen P. Glennon and includes all co-signers and co-makers signing the Note.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Grantor. The word "Grantor" means Stephen P. Glennon.

Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

Income and Proceeds. The words “Income and Proceeds” mean all present and future income, proceeds, earning, increases, and substitutions from or for the Property of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Property, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Property, and all other property I am entitled to receive on account of such Property, including accounts, documents, instruments, chattel paper, and general intangibles.

Indebtedness. The word "Indebtedness: means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which I am responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means __________ BANK, its successors and assigns. The words "successors or assigns" mean any person or company that acquires any interest in the Note.

CONSUMER PLEDGE AGREEMENT
Loan No. 2165294	(Continued)	Page 5

Note. The word "Note" means the note or credit agreement dated January 23, 2004, in the principal amount of ________ from Stephen P. Glennon to Lender, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of an substitutions for the note or credit agreement.

Obligor. The word "Obligor" means each and every person or company that is obligated to pay money or to perform some other act under the Property such as the person who pays dividends on stock.

Property. The word "Property" means all of my right, title and interest in and to all the Property as described in the "Property Description" section of this agreement.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments agreements and documents, whether now or hereafter existing, executed in connection with the indebtedness.

I HAVE READ AND UNDERSTAND ALL THE PROVISIONS OF THIS CONSUMER PLEDGE AGREEMENT AND AGREE TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 23, 2004.

GRANTOR:

X_____________________________
Stephen P. Glennon

LENDER:

________________________BANK

By:____________________________
Authorized Signer